                                                                    EXHIBIT 99.g


                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                    (A MISSOURI LIMITED PARTNERSHIP)

                    FINANCIAL STATEMENTS
                    AS OF DECEMBER 31, 1994 AND 1993,
                    TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
CRICO of Ethan's II Limited Partnership:

We have audited the accompanying balance sheets - income tax basis - of CRICO of Ethan's II Limited Partnership (a Missouri limited partnership, the "Partnership") as of December 31, 1994 and 1993, and the related income tax basis statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements and the schedule referred to below are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and the schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 3, these financial statements were prepared on the income tax basis of accounting, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRICO of Ethan's II Limited Partnership as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended, on the income tax basis of accounting described in Note 3.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 2, the Partnership was in default at December 31, 1994, with regard to its mortgage loan agreement, due to its inability to generate sufficient cash flow to meet the contractual obligations of this agreement. Additionally, the Partnership does not expect to be able to generate sufficient cash flow to meet its contractual obligations under the mortgage loan agreement in 1995. The Partnership's lender, an affiliated entity, has represented that it will not foreclose on the Partnership's defaulted loan prior to January 2, 1996.
However, the Partnership does not expect to be able to cure the default at that time. While the lender has no plans to foreclose on the property in 1996, there can be no assurance that the lender will not sell or assign its rights under the mortgage loan agreement in 1995 or exercise its rights subsequent to January 2, 1996. This issue raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plan in regard to this matter is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The U.S. Department of Housing and Urban Development Statement of Profit and Loss (Schedule I) is presented for purposes of additional analysis and is not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


                                                         /s/ Arthur Andersen LLP

Washington, D.C.,
January 30, 1995

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1994 AND 1993

                                     ASSETS

                                              1994          1993
                                              ----          ----
FIXED ASSETS:
  Land                                    $   888,211   $   888,211
  Building and improvements                 8,458,077     8,458,077
  Furniture, fixtures and equipment           494,619       491,881
                                          -----------   -----------
   Total                                    9,840,907     9,838,169
  Less- Accumulated depreciation           (1,817,956)   (1,465,930)
                                          -----------   -----------
   Net fixed assets                         8,022,951     8,372,239
                                          -----------   -----------
 CURRENT ASSETS:
  Cash                                         63,426        81,914
  Prepaid insurance                            14,400        14,061
  Tenant accounts receivable                      843             -
  Other assets                                 11,784        12,707
                                          -----------   -----------
   Total current assets                        90,453       108,682
                                          -----------   -----------

 RESTRICTED CASH:
  Tenants' security deposits,
   separately held in an
   interest-bearing account                    20,728        25,363
   Escrow deposits                            156,229       186,258
                                          -----------   -----------
    Total restricted cash                     176,957       211,621
                                          -----------   -----------

 OTHER ASSETS-
   Favorable financing, net of
    accumulated amortization of $61,872
    and $48,731 in 1994 and 1993,
    respectively                               68,988        82,129
                                          -----------   -----------
    Total assets                          $ 8,359,349   $ 8,774,671
                                          ===========   ===========


      The accompanying notes are an integral part of these balance sheets.

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1994 AND 1993

                       LIABILITIES AND PARTNERS' DEFICIT

                                              1994          1993
                                              ----          ----
CURRENT LIABILITIES:
   Accrued interest                       $   155,226   $    76,745
   Accounts payable                            29,882         8,300
   Accrued mortgage servicing fee              43,854             -
   Mortgage loan payable                   10,525,000    10,525,000
                                          -----------   -----------
           Total current                   10,753,962    10,610,045
            liabilities

TENANTS' SECURITY DEPOSITS                     19,968        25,363

CONSTRUCTION PERIOD DEFERRED BASE
 INTEREST PAYABLE                             526,077       526,077
                                          -----------   -----------
           Total liabilities               11,300,007    11,161,485

PARTNERS' DEFICIT                          (2,940,658)   (2,386,814)
                                          -----------   -----------
           Total liabilities and
            partners' deficit             $ 8,359,349   $ 8,774,671
                                          ===========   ===========


      The accompanying notes are an integral part of these balance sheets.

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                             1994         1993
                                             ----         ----
OPERATING INCOME:
   Rental income                          $1,347,727   $1,317,918
   Interest income                             6,829        9,126
   Other income                               55,131       55,024
                                          ----------   ----------
           Total operating income          1,409,687    1,382,068
                                          ----------   ----------
OPERATING EXPENSES:
   Real estate taxes                         136,796      135,556
   Salaries and related
    payroll costs                            139,373      129,807
   Repairs and maintenance                   100,671       74,359
   Fuel and utilities                         77,018       67,380
   Marketing                                  50,054       62,455
   Management fee                             52,086       57,273
   Insurance                                  24,872       32,874
   Professional fees                           7,780        9,217
   Other                                      22,996       43,485
                                          ----------   ----------
           Total operating expense           611,646      612,406
                                          ----------   ----------
           Income from operations            798,041      769,662

DEPRECIATION                                 352,026      369,687

AMORTIZATION OF FAVORABLE
 FINANCING                                    13,141       13,141

INTEREST ON MORTGAGE LOAN                    920,937      920,937

FEES ON MORTGAGE LOAN                         65,781       65,781
                                          ----------   ----------
           Net loss                       $ (553,844)  $ (599,884)
                                          ==========   ==========


        The accompanying notes are an integral part of these statements.

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                               GENERAL      LIMITED
                               PARTNER      PARTNERS       TOTAL
                               -------      --------       -----
PARTNERS' DEFICIT,
 December 31, 1992           $(102,067)  $(1,684,863)  $(1,786,930)
          Net loss            (120,024)     (479,860)     (599,884)
                             ---------   -----------   -----------
PARTNERS' DEFICIT,
 December 31, 1993            (222,091)   (2,164,723)   (2,386,814)
          Net loss             (60,876)     (492,968)     (553,844)
                             ---------   -----------   -----------
PARTNERS' DEFICIT,
 December 31, 1994           $(282,967)  $(2,657,691)  $(2,940,658)
                             =========   ===========   ===========

        The accompanying notes are an integral part of these statements.

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                      1994       1993
                                                      ----       ----
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                          $(553,844)  $(599,884)
 Adjustments to reconcile net loss to
  net cash (used in) provided by
  operating activities-
  Depreciation and amortization                      365,167     382,828
  Payments made to restricted funds
   held by bond trustee                             (199,500)   (194,375)
  Disbursements made from insurance and
   tax escrow                                        175,994     154,304
  Disbursements made from operating
   reserve                                            49,605     160,395
  Disbursements made from debt service
   reserve                                                 -     134,225
  Disbursements made from replacement
   reserve                                            10,044           -
  Interest earned on restricted funds                 (6,114)     (8,270)
  Increase/decrease in assets and
   liabilities:
   Prepaid insurance                                    (339)     (1,437)
   Tenant accounts receivable                           (843)          -
   Other assets                                          923       1,859
   Tenants' security deposits, held in
    an interest-bearing account                        4,635           -
     Accounts payable                                 21,582       3,960
     Accrued mortgage servicing fee                   43,854           -
     Accrued interest                                 78,481           -
     Tenants' security deposits                       (5,395)          -
                                                   ---------   ---------
Cash (used in) provided by operating
  activities                                         (15,750)     33,605
                                                   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES-
     Purchase of fixed assets                         (2,738)          -
                                                   ---------   ---------
NET (DECREASE) INCREASE IN CASH                      (18,488)     33,605
 CASH, beginning of year                              81,914      48,309
                                                   ---------   ---------
CASH, end of year                                  $  63,426   $  81,914
                                                   =========   =========
 SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION-
    Cash paid during the year for
     interest                                      $ 842,456   $ 920,937
                                                   =========   =========


        The accompanying notes are an integral part of these statements.

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1994 AND 1993

1. ORGANIZATION:

CRICO of Ethan's II Limited Partnership (the "Partnership") was formed April 15, 1990, for the purpose of acquiring interests in and/or investing in real and personal property, including owning and operating an apartment complex in Kansas City, Missouri. According to the provisions of the First Amended and Restated Partnership Agreement (the "Agreement"), CRICO of Ethan's II, Inc., is the general partner and CRICO of Iona, Inc., David A. Sislen, P. Richard Zitelman, and Sislen Housing Partners are the limited partners. According to the Agreement, the Partnership will terminate on December 31, 2030, if not terminated sooner.

The Partnership owns a 242-unit apartment complex known as Ethan's Glen ("Phase IIA" or the "Project"). This complex is part of a two-phase project involving three apartment complexes, collectively known as Ethan's Ridge. The other complexes, known as Ethan's Ridge ("Phase I") and Ethan's Glen ("Phase IIB"), are owned by CRICO of Ethan's I Limited Partnership, an affiliated entity.

Construction of the Project commenced in 1988 and was completed on March 31, 1990. Under the terms of the bonds issued to provide permanent financing for the Project, at least 20 percent of the completed project units must be occupied by individuals or families qualified as lower income tenants under certain sections of the Internal Revenue Code. At December 31, 1994 and 1993, the Project complied with this requirement.

2. GOING CONCERN:

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1994, the Partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. The Partnership's lender, Capital Realty Investors Tax Exempt Fund III Limited Partnership ("CRITEF III"), has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage. CRITEF III has represented that it will not foreclose on the Project through January 2, 1996. However, it has not represented that it will not sell or assign its rights under the mortgage loan agreement in 1995 or exercise its rights subsequent to January 2, 1996. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result should the Partnership be unable to continue as a going concern.

Should CRITEF sell or assign its rights under the mortgage loan agreement, management plans to consider its options.

3.  SIGNIFICANT ACCOUNTING POLICIES:

FAVORABLE FINANCING

On April 15, 1990, certain assets, liabilities, and operations were transferred from the Project's previous owners to the Partnership in full satisfaction of the related bond indebtedness. Upon transfer, assets and liabilities were recorded at their respective fair values, and an intangible asset was recognized, representing the value to the Partnership of the favorable financing provided by the mortgage loan. According to Federal income tax rules and regulations, the sale price equates to the face value of the indebtedness assumed. Under tax guidelines, the intangible asset is being amortized on a straight-line basis over the remaining life of the mortgage loan.

BASIS OF PRESENTATION

The Partnership's financial statements have been prepared on the accrual basis of accounting used for Federal income tax purposes, as required by the Agreement. The principal difference between the income tax basis and generally accepted accounting principles ("GAAP") is that an intangible asset has been recognized for income tax purposes representing the value to the Partnership of its favorable financing and that certain assets were written up to their fair market values when they were transferred to the Partnership. The intangible asset is being amortized for income tax purposes on a straight-line basis over the remaining life of the mortgage loan.

Management believes that the Federal income tax treatment of the respective items entering into the determination of taxable loss is supportable based on its interpretation of the Internal Revenue Code and the related regulations, public rulings, and court decisions in effect as of the date of this report. Since the Federal income tax treatment of certain items may be based on conflicting or imprecise authoritative pronouncements, such treatment may be successfully challenged by the Internal Revenue Service.

DEPRECIATION

Depreciation is computed under Federal income tax rules and regulations as follows.
                                         LIFE
                                        (YEARS)               BASIS
                                        ------                -----
Building and improvements                27.5          Straight line
Furniture, fixtures and equipment         7.0          200% declining balance


Repairs and maintenance are charged to expense when incurred, while major improvements are capitalized in the applicable asset accounts. Additions to building and improvements in 1994 consist of $2,738 of costs capitalized for replacement of a sprinkler system.

INCOME TAXES

No provision for Federal income taxes is reflected in these financial statements since the income or loss of the Partnership is included in the individual income tax returns of the respective partners.

4. PARTNERSHIP AGREEMENT:

The general partner has a 1 percent ownership interest, and the limited partners together have a 99 percent ownership interest in the Partnership. In accordance with the original Partnership Agreement, the general partner contributed $1, and the original limited partner, CRICO of Iona, Inc., contributed $99 to the Partnership.

On July 6, 1990, two additional limited partners joined the Partnership with a contribution of $8,732 each. On November 1, 1991, the two additional limited partners each increased their contributed capital by $3,715 to $12,447, respectively, to acquire a total limited partner interest of 24.995 percent each. Also on that date, a third additional limited partner joined the Partnership with a contribution of $7,430 and acquired a 49 percent limited partner interest. The Partnership was expanded to admit these new limited partners in consideration of their commitment to make additional capital contributions, as set forth in the first amendment to the First Amended and Restated Partnership Agreement, dated November 1, 1991. Notwithstanding the additional capital contribution obligations, the general partner retains the right to remove these limited partners from the Partnership at any time after April 15, 1992. As of December 31, 1994, this right has not been exercised.

Pursuant to the terms of the Agreement, all profits and losses, as defined, are allocated to the partners, pro rata, in accordance with their percentage interests after giving effect to certain allocations specified in the Agreement. Cash flow, as defined, is to be distributed at the discretion of the general partner (a) for the payments of all debts, liabilities and reasonable and necessary expenses of operating the Partnership when due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, and (c) to the partners, pro rata, in accordance with their Partnership interests. Capital proceeds from the sale, refinancing, or other disposition of the Partnership's property will be distributed (a) for the payment of all debts and liabilities of the Partnership then due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, (c) to the partners in the amounts of their capital contributions, and (d) to the partners, pro rata, in accordance with their percentage interests.

5. MANAGEMENT AGREEMENT:

During fiscal 1993, CRICO Management of Minnesota, Inc. ("CRICO"), a related party to the general partner, was the manager of the property, with management fees payable monthly at 3.75 percent of gross revenues with an annual incentive fee of 0.5. percent of gross revenues, as defined by the agreement. During 1993, an incentive fee of $3,729 was paid for the prior year.

Effective February 1, 1994, the property management responsibilities were assigned from CRICO to CAPREIT Residential Corporation ("CAPREIT"), an unrelated entity. Management fees are payable to CAPREIT at the same rate and terms as under the agreement with CRICO. As of December 31, 1994 and 1993, management fees paid were $52,087 and $56,580, respectively. Of the 1994 management fee amount paid, management fees of $8,752 were paid to CRICO. In addition, during 1994, no incentive fees were paid.

6. MORTGAGE LOAN PAYABLE:

Permanent financing for the Project was provided through Multifamily Housing Revenue Bonds issued by the Industrial Development Authority of the city of Kansas City, Missouri ("Authority"), and purchased by CRITEF III, an affiliate and the bond owner. The permanent financing for the Project equals $10,525,000 and is due March 31, 2000. Upon maturity, all outstanding principal and interest, including base interest and construction period deferred based interest, is due and payable. The bonds are collateralized by the apartment complex and an assignment of rents.

The bonds for the Project bear a base annual interest rate of 8.75 percent, a primary contingent interest rate of 1.75 percent per annum to be paid each quarter from the net cash flow, as defined, and a supplemental contingent interest rate of 5.5 percent per annum to be paid each quarter from 60 percent of net cash flow, as defined, remaining after deduction of primary contingent interest. If the quarterly net cash flow is insufficient, primary and supplemental contingent interest are deferred without interest until the earlier of sale or refinancing of the Project or maturity to the extent excess net proceeds or fair value, as defined, exists. Because net cash flow for the years ended December 31, 1994 and 1993, was insufficient, no provision has been recorded for primary or supplemental contingent interest in the accompanying financial statements. The unpaid primary and supplemental contingent interest balances at December 31, 1994, were $874,892 and $690,704, respectively. The unpaid primary and supplemental contingent interest balances at December 31, 1993, were $2,749,656 and $506,517, respectively. Pursuant to terms of the Partnership Agreement, interest is also accrued on base interest payable, compounded at the base interest rate. The December 31, 1994, balance is $3,179. Because this amount is payable out of available cash flow after the payment of all current and accrued base interest and all current and accrued servicing fees, it is not recorded on the books of the Partnership. During the construction period for the Project, interest accrued at 9.7 percent and was payable at 6.206 percent, while the balance of the interest was deferred and will be unconditionally due and payable upon sale, refinancing, or maturity. As of December 31, 1994 and 1993, the construction period deferred base interest payable was $526,077.

The following schedule presents interest deferred, interest paid and accrued interest for the years ended December 31, 1994 and 1993.

                                          CURRENTLY
                       DEFERRED            PAYABLE       TOTAL
                       --------           ---------      -----
ACCRUED INTEREST AT
 DECEMBER 31, 1992    $2,098,423          $  76,745
                      ----------          ---------
   Base interest               -            920,937   $  920,937
   Primary
    contingent           184,188                  -      184,188
    interest
   Supplemental
    contingent
    interest             578,875                  -      578,875
                      ----------          ---------   ----------
   Total 1993
    interest
    incurred             763,063            920,937   $1,684,000
                                                      ==========
   Interest paid
    from operations            -           (650,681)
   Interest paid
    from reserves              -           (270,256)
                      ----------          ---------
ACCRUED INTEREST AT
 DECEMBER 31, 1993     2,861,486             76,745
                      ----------          ---------
   Base interest               -            920,937   $  920,937
   Primary
    contingent
    interest             184,188                  -      184,188
   Supplemental
    contingent
    interest             578,875                  -      578,875
   Interest on base
    interest               3,179                  -        3,179
                      ----------          ---------   ----------
   Total 1994
    interest
    incurred             766,242            920,937   $1,687,179
                                                      ==========
   Interest paid
    from operations            -           (776,803)
   Interest paid
    from reserves              -            (65,653)
                      ----------          ---------
ACCRUED INTEREST AT
 DECEMBER 31, 1994    $3,627,728          $ 155,226
                      ==========          =========

Interest on the bonds is intended to be exempt from Federal income tax pursuant to the Internal Revenue Code. In connection with obtaining the bonds, a regulatory agreement was executed which provides, among other things, that substantially all of the proceeds of the bonds issued be utilized to finance multifamily housing in which 20 percent or more of the completed units in the Project will be occupied on a continuous basis by individuals or families of low or moderate income, as determined under certain sections of the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by a change in law or by noncompliance with the rules and regulations related thereto, repayment of the bonds may be accelerated.

As discussed in Note 2, the Partnership was in default under the terms of the mortgage loan agreement at December 31, 1994.

7.  ESCROW DEPOSITS:

In 1994 and 1993, escrow deposits consist of the following.

                                         DEBT
                                        SERVICE       OPERATING
                                        RESERVE        RESERVE
                                         FUND           FUND           TOTAL
                                        -------       ---------        -----
BALANCE, December 31, 1992             $      -        $      -      $      -
  Transfer from tax and insurance
   escrow                                     -         210,000       210,000
  Withdrawals:
   Interest                                   -        (160,395)     (160,395)
   Other                                      -               -             -
   Interest earned                            -               -             -
                                       --------      --------        --------
BALANCE, December 31, 1993                    -          49,605        49,605
  Withdrawals:
   Interest                                   -               -             -
   Other                                      -         (49,605)      (49,605)
  Interest earned                             -               -             -
                                       --------        --------      --------
BALANCE, December 31, 1994             $      -        $      -      $      -
                                       ========        ========      ========


                                                          TAX AND
                                       REPLACEMENT       INSURANCE
                                         RESERVE          ESCROW        TOTAL
                                       -----------        --------      -----
BALANCE, December 31, 1992             $ 66,307        $ 234,002     $ 300,309
 Deposits                                36,300          158,075       194,375
 Withdrawals:
  Insurance                                              (18,748)      (18,748)
  Taxes                                       -         (135,556)     (135,556)
  Transfer to operating reserve fund                    (210,000)     (210,000)
  Interest earned                         1,781            4,492         6,273
                                       --------        ---------     ---------
BALANCE, December 31, 1993              104,388           32,265       136,653
 Deposits                                36,300          163,200       199,500
 Withdrawals:
  Insurance                                   -          (19,198)      (19,198)
  Taxes                                       -         (136,796)     (136,796)
  Transfer to interest                        -          (20,000)      (20,000)
  Other                                 (10,044)               -       (10,044)
  Interest earned                         2,472            3,642         6,114
                                       --------        ---------     ---------
BALANCE, December 31, 1994             $133,116        $  23,113     $ 156,229
                                       ========        =========     =========

Certain restricted funds were obtained by the Partnership at April 15, 1990.
The operating reserve fund was established to fund operating deficits, as defined. The debt service reserve fund was established for application to the payment of interest on the bonds to the extent that there are insufficient funds on deposit in the operating reserve fund.

The replacement reserve and tax and insurance escrow accounts were established to fund future capital improvements and real estate taxes and insurance premiums, respectively. The Partnership is required to deposit the following amounts into the replacement reserve: $31,763 in 1992 and $36,300 thereafter until the balance of the reserve is $318,000. The Partnership is required to make monthly payments into the tax and insurance escrow, each equaling one-twelfth of the Project's annual real estate taxes and insurance premiums. During 1994 and 1993, the Partnership made all required deposits into these accounts.

8. RELATED-PARTY TRANSACTIONS:

Certain expenditures applicable to the Project, Phase I and Phase IIB are billed to and paid by the management company or by another affiliate. Amounts are reimbursable and are maintained in the due to/from affiliate account on the Project's books. These common charges are allocated to each of the projects on a pro rata basis based on the number of dwelling units in each apartment complex. At December 31, 1994 and 1993, amounts due to affiliates were approximately $0 and $588, respectively, and are included in accounts payable.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF PROFIT AND LOSS                                             U.S. Department of Housing and Urban Development
INCOME TAX BASIS                                                         Office of Housing
All amounts must be rounded to the nearest dollar;                       Federal Housing Commissioner
$.50 and over, round up - $.49 and below, round down.                              OMB Approval No. 2502-0052(Exp. 8/31/89)
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        For Month/Period              For Month/Period          Project Number:    Project Name:
            Beginning                      Ending

         January 1, 1994                December 31, 1994                          CRICO of Ethan's II Limited Partnership
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Part I  Description of Account                                                    Acct. No.
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
        Rental Income - 5100
          Apartments or Member Carrying Charges (Coops)                             5120        $1,472,476
        --------------------------------------------------------------------------------------------------
          Tenant Assistance Payments                                                5121
        --------------------------------------------------------------------------------------------------
          Furniture and Equipment                                                   5130
        --------------------------------------------------------------------------------------------------
          Stores and Commercial                                                     5140
        --------------------------------------------------------------------------------------------------
          Garage and Parking Spaces                                                 5170           $13,352
        --------------------------------------------------------------------------------------------------
   5      Flexible Subsidy Income                                                   5180
        --------------------------------------------------------------------------------------------------
   0      Miscellaneous (specify)                                                   5190
        --------------------------------------------------------------------------------------------------
   0      Total Rent Revenue Potential at 100% Occupancy                                                            $1,485,828
        --------------------------------------------------------------------------------------------------------------------------
   0    Vacancies - 5200
         Apartments                                                                 5220         ($138,101)
        --------------------------------------------------------------------------------------------------
   R      Furniture and Equipment                                                   5230
        --------------------------------------------------------------------------------------------------
   e      Stores and Commercial                                                     5240
        --------------------------------------------------------------------------------------------------
   v      Garage and Parking Spaces                                                 5270
        --------------------------------------------------------------------------------------------------
   e      Miscellaneous (specify)                                                   5290
        --------------------------------------------------------------------------------------------------
   n      Total Vacancies                                                                                           ($138,101)
        -------------------------------------------------------------------------------------------------------------------------
   u      Net Rental Revenue (Rent Revenue Less Vacancies)                                                          $1,347,727
        -------------------------------------------------------------------------------------------------------------------------
   e    Elderly and Congregate Services Income - 5300
          Total Service Income                                                      5300                                    $0
        -------------------------------------------------------------------------------------------------------------------------
   A    Financial Revenue - 5400
   c      Interest Income - Project Operations                                      5410
        --------------------------------------------------------------------------------------------------
   c      Income from Investments - Residual Receipts                               5430
        --------------------------------------------------------------------------------------------------
   o      Income from Investments - Reserve for Replacement                         5440            $2,472
        --------------------------------------------------------------------------------------------------
   u      Income from Investments - Miscellaneous (Escrows)                         5490            $4,357
        --------------------------------------------------------------------------------------------------
   n      Total Financial Revenue                                                                                       $6,829
        -------------------------------------------------------------------------------------------------------------------------
   t    Other Revenue - 5900
        --------------------------------------------------------------------------------------------------
   s      Laundry and Vending                                                       5910
        --------------------------------------------------------------------------------------------------
          NSF and Late Charges                                                      5920            $3,260
        --------------------------------------------------------------------------------------------------
          Damages and Cleaning Fees                                                 5930            $5,462
        --------------------------------------------------------------------------------------------------
          Forfeited Tenant Security Deposits                                        5940            $3,497
        --------------------------------------------------------------------------------------------------
          Other Revenue (specify) Application Fees, Pet & Cancellation Fees         5990           $42,912
        --------------------------------------------------------------------------------------------------
          Total Other Revenue                                                                                          $55,131
        -------------------------------------------------------------------------------------------------------------------------
          Total Revenue                                                                                             $1,409,687
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        Administrative Expenses - 6200/6300
   6      Advertising                                                               6210           $30,116
        --------------------------------------------------------------------------------------------------
   0      Other Renting Expense                                                     6250           $22,649
        --------------------------------------------------------------------------------------------------
   0      Office Salaries                                                           6310           $43,256
        --------------------------------------------------------------------------------------------------
   0      Office Supplies                                                           6311            $2,979
        --------------------------------------------------------------------------------------------------
          Office or Model Apartment Rent                                            6312
        --------------------------------------------------------------------------------------------------
   P      Management Fee                                                            6320           $52,086
        --------------------------------------------------------------------------------------------------
   r      Manager or Superintendent Salaries                                        6330           $16,815
        --------------------------------------------------------------------------------------------------
   o      Manager or Superintendent Rent Free Unit                                  6331            $5,349
        --------------------------------------------------------------------------------------------------
   j      Legal Expenses (Project)                                                  6340              $380
        --------------------------------------------------------------------------------------------------
   e      Auditing Expenses (Project)                                               6350            $7,400
        --------------------------------------------------------------------------------------------------
   c      Bookkeeping Fees/Accounting Services                                      6351
        --------------------------------------------------------------------------------------------------
   t      Telephone and Answering Service                                           6360            $3,753
        --------------------------------------------------------------------------------------------------
          Bad Debts                                                                 6370            $1,748
        --------------------------------------------------------------------------------------------------
   E      Miscellaneous Administrative Expenses (specify)                           6390           $14,397
        --------------------------------------------------------------------------------------------------
   x      Total Administrative Expenses                                                                               $200,928
        -------------------------------------------------------------------------------------------------------------------------
   p    Utilities Expense - 6400
   e      Fuel Oil/Coal                                                             6420
        --------------------------------------------------------------------------------------------------
   n      Electricity                                                               6450           $23,774
        --------------------------------------------------------------------------------------------------
   s      Water                                                                     6451           $37,232
        --------------------------------------------------------------------------------------------------
   e      Gas                                                                       6452
        --------------------------------------------------------------------------------------------------
   s      Sewer                                                                     6453           $16,012
        --------------------------------------------------------------------------------------------------
          Total Utilities Expense                                                                                      $77,018
        -------------------------------------------------------------------------------------------------------------------------
          Total Expenses ( Carry forward to page 2)                                                                   $277,946
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Balance from
                                                                        Acct. No      Page 1                    (277,946)
-----------------------------------------------------------------------------------------------------------------------------------
        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510            $14,184
        -------------------------------------------------------------------------------------------
          Janitor and Cleaning Supplies                                 6515             $1,006
        -------------------------------------------------------------------------------------------
          Janitor and Cleaning Contract                                 6517            $12,321
        -------------------------------------------------------------------------------------------
          Exterminating Payroll/Contract                                6519             $4,859
        -------------------------------------------------------------------------------------------
   6      Exterminating Supplies                                        6520
        -------------------------------------------------------------------------------------------
   0      Garbage and Trash Removal                                     6525             $3,777
        -------------------------------------------------------------------------------------------
   0      Security Payroll/Contract                                     6530
        -------------------------------------------------------------------------------------------
   0      Grounds Payroll                                               6535
        -------------------------------------------------------------------------------------------
          Grounds Supplies                                              6536            $10,151
        -------------------------------------------------------------------------------------------
   P      Grounds Contracts                                             6537            $18,561
        -------------------------------------------------------------------------------------------
   r      Repairs Payroll                                               6540            $42,655
        -------------------------------------------------------------------------------------------
   o      Repairs Material                                              6541            $11,343
        -------------------------------------------------------------------------------------------
   j      Repairs Contract                                              6542             $2,829
        -------------------------------------------------------------------------------------------
   e      Elevator Maintenance/Contract                                 6545
        -------------------------------------------------------------------------------------------
   c      Heating/Cooling Repairs Maintenance                           6546               $693
        -------------------------------------------------------------------------------------------
   t      Swimming Pool Maintenance/Contract                            6547               $962
        -------------------------------------------------------------------------------------------
          Snow Removal                                                  6548             $3,270
        -------------------------------------------------------------------------------------------
   E      Decorating Payroll/Contract Painting                          6560             $9,850
        -------------------------------------------------------------------------------------------
   x      Decorating Supplies                                           6561
        -------------------------------------------------------------------------------------------
   p      Vehicle & Maintenance Equipment Operation and Repairs         6570
        -------------------------------------------------------------------------------------------
   e      Miscellaneous Operating & Maintenance Expense                 6590            $14,234
        -------------------------------------------------------------------------------------------
   n      Total Operating & Maintenance Expenses                                                                 $150,695
        ---------------------------------------------------------------------------------------------------------------------------
   s    Taxes and Insurance - 6700
   e      Real Estate Taxes                                             6710           $136,796
        -------------------------------------------------------------------------------------------
          Payroll Taxes (FICA)                                          6711            $12,171
        -------------------------------------------------------------------------------------------
   A      Miscellaneous Taxes, Licenses, and Permits                    6719               $118
        -------------------------------------------------------------------------------------------
   c      Property and Liability Insurance (Hazard)                     6720            $18,859
        -------------------------------------------------------------------------------------------
   c      Fidelity Bond Insurance                                       6721
        -------------------------------------------------------------------------------------------
   o      Workmen's Compensation                                        6722             $1,547
        -------------------------------------------------------------------------------------------
   u      Health Insurance & Other Employee Benefits                    6723             $6,013
        -------------------------------------------------------------------------------------------
   n      Other Insurance (specify)                                     6729
        -------------------------------------------------------------------------------------------
   t      Total Taxes and Insurance                                                                              $175,504
        ---------------------------------------------------------------------------------------------------------------------------
   s    Financial Expenses - 6800
          Interest on Bonds Payable                                     6810
        -------------------------------------------------------------------------------------------
          Interest on Mortgage Payable                                  6820           $920,938
        -------------------------------------------------------------------------------------------
          Interest on Notes Payable (Long-Term)                         6830
        -------------------------------------------------------------------------------------------
   c      Interest on Notes Payable (Short-Term)                        6840
        -------------------------------------------------------------------------------------------
   o      Mortgage Insurance Premium/Service Charge                     6850            $65,781
        -------------------------------------------------------------------------------------------
   n      Miscellaneous Financial Expenses-Trustee fees                 6890             $7,500
        -------------------------------------------------------------------------------------------
   t      Total Financial Expenses                                                                               $994,219
        ---------------------------------------------------------------------------------------------------------------------------
   i    Elderly and Congregate Service Expenses
   n      Total Service Expenses - Schedule Attached                    6900
        --------------------------------------------------------------------------------------------------------------------------
   u      Total Cost of Operations before Depreciation                                                         $1,598,364
        --------------------------------------------------------------------------------------------------------------------------
   e      Profit (Loss) before Depreciation                                                                    ($188,677)
        --------------------------------------------------------------------------------------------------------------------------
   d      Depreciation (Total) - 6600 (specify) and Amortization        6600                                     $365,167
        --------------------------------------------------------------------------------------------------------------------------
          Operating Profit or (Loss)                                                                           ($553,844)
        --------------------------------------------------------------------------------------------------------------------------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110
        -------------------------------------------------------------------------------------------
          Legal Expenses (Entity)                                       7120
        -------------------------------------------------------------------------------------------
          Taxes (Federal-State-Entity)                                  7130-32
        -------------------------------------------------------------------------------------------
          Other Expenses (Entity)                                       7190
        -------------------------------------------------------------------------------------------
          Total Corporate Expenses                                                                                     $0
        --------------------------------------------------------------------------------------------------------------------------
        Net Profit or (Loss)                                                                                   ($553,844)
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        Miscellaneous or other Income & Expense Sub-account Groups.  If miscellaneous or other and/or expense sub-accounts
        (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.
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Part II 1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less
            or more than those required under the mortgage.
                                                                                                                        $0
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        2. Replacement Reserve deposits required by the
            Regulatory Agreement or Amendment thereto, even if
            payments may be temporarily suspended or waived.                                                       $36,300
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        3. Replacement or Painting Reserve releases which are
            included as expense items on this Profit and Loss
            Statement.                                                                                                  $0
-----------------------------------------------------------------------------------------------------------------------------------
        4. Project improvement Reserve Releases under the
            Flexible Subsidy Program that are included as
            expense items on this Profit and Loss Statement.                                                            $0
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

                                                                      SCHEDULE I

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                       (A MISSOURI LIMITED PARTNERSHIP)

           SUPPLEMENTAL SCHEDULE TO HUD STATEMENT OF PROFIT AND LOSS
                              (INCOME TAX BASIS)
                     FOR THE YEAR ENDED DECEMBER 31, 1994


ACCOUNT NO. 5990 - OTHER REVENUE:
   Nonrefundable fees                     $11,300
   Application fees                         4,689
   Pet fees                                 6,014
   Washer/dryer fees                        3,758
   Bad debt collections                     5,988
   Cancellations fees                       7,989
   Other fees                               3,174
                                          -------
           Total other revenue            $42,912
                                          =======
ACCOUNT NO. 6250 - OTHER
 RENTING EXPENSE:
   Rental concessions                     $17,678
   Resident retention                          38
   Credit report                            2,708
   Resident referrals                       2,225
                                          -------
           Total other renting expense    $22,649
                                          =======
ACCOUNT NO. 6590 -
 MISCELLANEOUS OPERATING
 AND MAINTENANCE EXPENSE:
   Floor and wood
    replacement                           $ 7,812
   Parking lots and walkway
    repair                                  2,894
   Other                                    3,528
                                          -------
           Total miscellaneous
            operating and
            maintenance expense           $14,234
                                          =======
ACCOUNT NO. 6390 -
 MISCELLANEOUS
 ADMINISTRATIVE EXPENSE:
   Washer/dryer expense                   $ 5,270
   Bonuses                                  4,188
   Employee relations and                   1,655
    computer expense
   Other                                    3,284
                                          -------
           Total miscellaneous
            administrative expense        $14,397
                                          =======